Essex Property Trust, Inc.
Investor Day - Los Angeles Property Tour
November 18, 2008

Forward-Looking Statement
 SAFE HARBOR STATEMENT UNDER THE PRIVATE LITIGATION REFORM ACT OF 1995:
 This presentation by Essex Property Trust, Inc. (the “Company”) includes “forward-looking statements” within the meaning of
 Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
 amended.  Such forward-looking statements include statements regarding future trends and “market drivers” in our market locations, our future operations and financial strategy, anticipated yields on development, opportunities provided by the economic downturn or by distressed properties, and future capital needs and capital availability. The Company's actual results may differ materially from those projected in such forward-looking statements.
 Factors that might cause such a difference include, but are not limited to, changes in market demand for rental units and the impact of competition and competitive pricing, changes in economic conditions, unexpected delays in the development and stabilization of development and redevelopment projects, unexpected difficulties in leasing of development and redevelopment projects, total costs of renovation and development investments exceeding our projections and other risks detailed in the Company's filings with the
 Securities and Exchange Commission (SEC).  All forward-looking statements are made as of today, and the Company assumes no obligation to update this information.  For more details relating to risk and uncertainties that could cause actual results to differ materially from those anticipated in our forward-looking statements, and risks to our business in general, please refer to our SEC filings, including our most recent report on Form 10-K for the year ended December 31, 2007.

Why Essex?
• Essex provides superior growth relative to the multifamily REIT sector
• One of the strongest multifamily balance sheets
• Self-funded through 2012
• Essex market locations offer long-term stability in an uncertain economic environment
 – Supply-constrained locations result in higher occupancy rates
 – “B” product versus “A” product creates lower risk
 – Renting remains financially compelling in Essex markets
 – Single family affordability low despite price declines in the market
 – Foreclosure rates lower than in unconstrained, inland markets
 – Large exposure to tech-oriented service jobs and venture capital funding positions portfolio for economic recovery
• Cycle-tested management team with 4 out of 5 members in place for over 23 years

7%
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Average Vacancy Rates in Essex Markets*
Jobs In Essex Markets*

* Source: Realfacts, all buildings completed before 2007
• Overall Vacancy rates in Essex markets remain low through varying economic cycles*
Stable Markets

5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Boston
San Francsico
Los Angeles
Nassau-Suffolk
New York PMSA
San Jose
Essex So Cal
Essex No. Cal.
Essex Portfolio
Orange
San Diego
Philadelphia
Ventura
Baltimore
Oakland
Seattle
Minneapolis
Chicago
Miami/Ft. Lauderdale
Portland
Wash. D.C. PMSA
Denver
Dallas-Ft. Worth
Houston
Austin
Orlando
Phoenix
Atlanta
Las Vegas

*For the years 1998 - 2007: Source - Permits: US Census (Axiometrics), Median Price: Realtor.org/Axiometrics, Median HH Income: Easi Demographics

Essex Markets
Major U.S. Metros
Essex Regions/Portfolio
Essex Markets vs. U.S.
Average 10 -Year Single Family Supply as a % of Stock*

210%
200%
190%
180%
170%
160%
150%
140%
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
San Francsico
Los Angeles
Essex So Cal
New York PMSA
Essex No. Cal.
San Jose
Essex Portfolio
Orange
San Diego
Oakland
Ventura
Miami/Ft. Lauderdale
Seattle
Boston
Nassau-Suffolk
Portland
Wash. D.C. PMSA
Baltimore
Las Vegas
Orlando
Chicago
Philadelphia
Phoenix
Denver
Austin
Minneapolis
Houston
Dallas-Ft. Worth
Atlanta

*Affordability: the ratio of the estimated median household income to the “required income” (three times the mortgage payment) to purchase the media-priced home.
Assumes 20% down payment, 6.25% interest rate, 1% tax rate, 0.25% insurance rate. Source Median Price: Realtor.org/Axiometrics, Median HH Income: Easi
Essex Markets
Major U.S. Metros
Essex Regions/Portfolio
Essex Markets vs. U.S.
Single Family Affordability*

19%
19%
Biotech
Software
Industrial Energy
Medical Devices/Equipment
Media & Entertainment
IT Services
Semiconductors
Telecommunications
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Silicon Valley
New England
LA / Orange / San Diego
New York Metro
Midwest
Northwest (Seattle)
Texas
Philadelphia

*Source: PriceWaterhouseCoopers, Natl. Venture Capital Association

Venture Capital Spending by Industry
17%
13%
5%
6%
6%
6%
Venture Capital Spending by Location ($ in thousands)
Venture Capital Spending*

OPERATIONS UPDATE & MARKET OVERVIEW
Presented by Michael Schall - EVP & COO

Represents same-property data compared to Q3 2007

** Represents same-property data compared to the nine months ended September 30, 2007

*** Represents overall portfolio average based on the following companies financial reports: ESS, AVB, BRE, UDR, EQR

	Qtr. ended September 30, 2008*	9 months ended September 30, 2008**	2008 Guidance
Revenues
Southern California	1.1%	1.9%	1.5% to 3.0%
Northern California	8.4%	10.0%	5.5% to 7.0%
Seattle	7.5%	8.2%	5.5% to 7.0%
Average	4.0%	4.9%	3.0% to 4.5%

Expenses	3.9%	3.9%	2.5% to 4.0%

NOI	4.0%	5.4%	4.5% to 5.8%
Multifamily Average***	2.9%	4.6%
Same Property Results
As of September 30, 2008

Key Accomplishments in 2008
• Increased growth and yield expectation via acquisitions, dispositions, and development
 – Northern California now 29% of property revenues - up 11%
 – Seattle now 17% of property revenues - up 3%
 – 82% of Fund II revenues from Northern California and Seattle
 – Disposed of substandard properties
• Completed extensive portfolio upgrades via redevelopment
• Completed Implementation of Yardi and Price Optimizer Software
• Implemented Call Center support
• Substantial progress on Development lease ups:
 – Completed Residential lease-up of 2851 Eastlake at Lake Union, Seattle
 – Currently 62% leased at Belmont Station in Los Angeles

City View - Hayward, CA
560 Units
Total Cost: $ 9.4 million

Redevelopment

Montclaire - Sunnyvale, CA
390 Units
Total Cost: $ 15.1 million

Redevelopment

Key Objectives for 2009
• Operating Strategy assumes economic headwinds
 – Maintain high occupancy levels
 – Utilize longer duration leases
 – Diligent collections effort
• Refine and Leverage Investments in Yardi, Price Optimizer,
 and Call Center
• Lease-up 100 Grand in Oakland, California

Southern California
Market Update
• Continued slowing of revenue growth rates
• Submarkets - Ranked strongest to weakest:
 – San Diego
 – Los Angeles
 – Orange
 – Ventura
 – Inland Empire (limited exposure - 0.7% of NOI)
• Each submarket has various degrees of job loss and new supply
 – Overall job growth for 2008 ranges from -0.4% to -2.4%
 – Significant new apartment supply in downtown LA, near the Marina, Woodland Hills, etc.
 – Condo complexes now being converted to apartments
• Move-outs to home ownership continue to drop (low affordability)
• Apartment rent to median income ratio is improving

Median Income
$0
$10
$20
$30
$40
$50
$60
$70
$80
Rent as a % of Median Income
0%
3%
5%
8%
10%
13%
15%
18%
20%
23%
25%
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Median Household Income
Rent as % Income
Average Value ‘90 – ‘07

Southern California
Rent to Median Income

Northern California
Market Update
• Strong rental growth
• Employment in tech sectors has been resilient
• Overall supply of apartments less than Southern California, and limited condo conversion activity
• Limited construction of for-sale housing
• Continued decline in move-out to home ownership (low affordability)
• Rent to median income ratio indicates rental growth potential

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Median Income
30%
28%
25%
23%
20%
18%
15%
13%
10%
8%
5%
3%
0%
Rent as a % of Median Income
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Median Household Income
Rent as % Income
Average Value '90 – '07

Northern California
Rent to Median Income

Seattle Metro
Market Update
• Rental Growth continues to be strong, although moderating
• Seattle continues significant job growth
 • 2.0% growth (year-over-year, as of September 30, 2008)
• Boeing is a positive factor, given strike settlement and 787 demand
• Wa Mu layoffs are expected to contribute to downtown Seattle softening
• New supply issues (both apartments and failed condos) will affect downtown Seattle and Bellevue
• Rent to median income ratios still support revenue growth
• Continued decline in move-out to home purchase (low affordability)

$80
$70
$60
$50
$40
$30
$20
$10
$0
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Median Income
Rent as a % of Median Income
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Median Household Income
Rent as % Income
Average Value '90 – '07

Seattle Metro
Rent to Median Income

DEVELOPMENT UPDATE
Presented by John Eudy - EVP, Development

Development
Current Pipeline (including Fund II)
• Eight developments under development with a total cost of $623 million ($294 million has already been funded)
• 3 projects in predevelopment for a total cost of $317 million
 – Leased rates are substantially below market rents and may be re-leased or extended
 – Two projects are currently office buildings and leased
 – Multi-use projects allow for minimal risk in slowing markets
• $27 million investment in land for future development
• Anticipated yields on stabilized development - 6.5%

The Grand - Oakland, CA

238 Units

Fourth Street - Berkeley, CA

171 Units

Tasman Place - Sunnyvale, CA

284 Units

Cielo - Chatsworth, CA

119 Units

Studio 40-41 - Studio City, CA

149 Units

Belmont Station - Los Angeles, CA

275 Units

Current Developments

Joule Broadway - Seattle, WA

295 Units

Eastlake 2851 - Seattle, WA

127 Units

Current Developments

Economic Downturn
Provides Opportunities
• Capitalize on land acquisition opportunities
 – Difficult to obtain financing for smaller companies
• Benefit from lower hard costs for the next 24 months
• Create efficient productivity through competitive labor costs and premium subs

ACQUISITIONS UPDATE
Presented by Craig Zimmerman - EVP, Acquisitions

Current Acquisitions Strategy
• Focus on all markets
 – High Growth: Northern California & Seattle
 – Stressed Markets: Southern California
• Joint Venture Opportunities
• Distressed properties offer attractive pricing

Current Market Conditions
• Cap Rate Update
 – Sellers looking for 5.5 to 6 percent range
 – Buyers yield expectations have increased given capital constraints
 – Limited transaction volume
• Current Opportunities in market
 – Private companies defaulting on high-leverage renovation loans
 – Distressed condo deals
 – Private owners unable to refinance existing properties
• Essex looking for….
 – Unique Opportunities
 • Expect to see in the next 12-18 months

Highlands at Wynhaven - Issaquah, WA
333 Units
Total Cost - $66.3 million
Chestnut Street Apartments - Santa Cruz, CA
96 Units
Total Cost - $22.1 million
Recent Acquisitions

FINANCIAL OVERVIEW
Presented by Michael Dance, EVP & CFO

Financial Strategy
• Match cost of capital to appropriate investment opportunity
 – Create positive arbitrage
 – Generate accretion to cash flow per share
• Increase liquidity
• Finance our active developments and provide flexibility to fund future opportunities

Enhanced Balance Sheet and
Liquidity
 Steps initiated to enhance balance sheet and liquidity:
 – Raised $143 million in equity in 2008 through common stock sales
 – Signed new loan agreement for a secured 5-year credit facility of $150 million
 (expandable to $250 million)
 – Obtained $100 million in construction loans at LIBOR + 150 bps
 – Option to extend $200 million unsecured bank facility to mature in March 2010
 – Generated $43.5 million in disposition proceeds
 Resulting in significantly enhanced balance sheet at 12/31/2008:
 • $50 million in cash and marketable securities (projected)
 • $400 million in line and construction loan capacity
 • $40 million in 2009 debt maturities

Secured Debt

64%

Variable Rate

14%

Exchangeable

Bonds

13%

Secured Lines

of Credit

6%

Unsecured

Lines of Credit

3%

As of September 30, 2008
Current Debt Structure*

80%
70%
60%
50%
40%
30%
ESS
AVB
EQR
BRE
UDR
HME
MAA
CPT
PPS
AIV

* Source - BMO Capital Markets' REIT Equity Weekly (November 10, 2008)

Total Market Capitalization includes equity market capitalization, debt and preferred issuance

Debt Ratio vs. Peers*
• Lowest Debt to Total Market Capitalization ratio among multifamily peers

2009	2010	2011
Sources of Capital			
Assets with Secured Loans Maturing	3	7	7
2008 NOI on Maturing Loans	$8.7	$28.3	$21.2
Expected Refinance Proceeds			
(at 6.5% with 125 debt service coverage)	$42.0	$298.0	$224.0
Balloon Payments	$12.0	$148.0	$144.0
Net Sources from Refinancing	$30.0	$150.0	$80.0
Freddie Secured Line (From $100 - $250 million)	$70.0	$80.0	-
Construction Loan Draws	$40.0	$20.0	-
Financing on Stabilized Developments	-	$50.0	$40.0
Total Sources	**$140.0**	**$300.0**	**$120.0**
Uses of Capital			
Exchangeable Bonds	-	$190.0	-
Development & Redevelopment	$100.0	$100.0	$100.0
Excess from Planned Financing Activity	**$40.0**	**$10.0**	**$20.0**

Sources & Uses of Capital
($ In Millions)

2008 NOI from Unencumbered Assets	$93

Estimated Proceeds from 10-year financing with no line facility	$900

Amount of 10-year financing that can be funded to maintain a fixed charge coverage ratio of 1.5 to 1	$300
Amount on Bank Line	$200
Total Borrowing Capacity	$500
Dry Powder
($ In Millions)

$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.69
$1.72
$1.77
$1.95
$2.15
$2.38
$2.80
$3.08
$3.12
$3.16
$3.24
$3.36
$3.72
$4.08
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
Dividends Per Share

Consistent Dividend Growth

Proven Cycle-Tested Strategy
Seasoned
Management
Team
Conservative
Operating
Philosophy
Strong
Balance
Sheet
Consistent
Dividend
Growth
10-Year Total Return of 325.9%*
Source - Keybanc Capital Markets - The Leaderboard, November 7, 2008
Supply
Constrained
Markets
Investment Considerations